MPM TECHNOLOGIES, INC.
                           222 W. MISSION, SUITE 30
                          Spokane, Washington, 99201

                   NOTICE of SPECIAL MEETING of SHAREHOLDERS
                                      and
                                PROXY STATEMENT



                                  Relating to
                       Special Meetings of Shareholders
                          to be held January 25, 1999


                       Date of Notice: December 28, 1998

                            MPM TECHNOLOGIES, INC.
                            NOTICE TO SHAREHOLDERS
                                      OF
                        SPECIAL MEETING OF SHAREHOLDERS

TO: Shareholders of MPM Technologies, Inc.


Notice is hereby given that a special meeting of shareholders of MPM Technologies, Inc (the "Company") will be held at 9:00 o'clock a.m. local time on Monday, January 25, 1999, at the Suite 333 of the 400 Jefferson Building located at South 400 Jefferson, Spokane, Washington, 99204. For the following purposes:

I. To consider and vote upon the issuance of shares of the Company's $0.001 par value common stock ("Common Stock") in exchange for and upon the conversion of shares of the Company's outstanding Series A Convertible Preferred Stock ("Preferred Stock")

II.  To act upon such other matters as may properly come before the meeting.

MPM shareholders of record at the close of business on December 21, 1998 will be entitled to vote.


DATED: December 28, 1998

By Order of the Board of Directors

/s/Robert D. Little

Robert D. Little, Secretary

                              GENERAL INFORMATION

This Proxy Statement is being furnished by the Board of Directors of MPM Technologies, Inc. ("MPM" or the "Company") to holders of shares of the Company's $0.001 par value Common Stock, (the "Common Stock") in connection with the solicitation by the Board of Directors of Proxies to be voted at the Special Meeting of Shareholders of the Company to be held at 9:00 o'clock am, local time, on January 18, 1999, and any adjournment or adjournments thereof (the "MPM Special Meeting") for the purposes set forth in the accompanying Notice of Special Shareholders Meeting. The MPM Special Shareholders Meeting will be held at the Suite 333 of the 400 Jefferson Building located at South 400 Jefferson, Spokane, Washington, 99204. This Proxy Statement is first being mailed to Shareholders on or about December 28, 1998.

                  PURPOSE OF MPM SPECIAL SHAREHOLDERS MEETING


APPROVAL OF ISSUANCE OF COMMON STOCK

The purpose of the MPM Special Shareholders Meeting is to approve the issuance of shares of the Company's Common Stock to be issued pursuant to certain financing arrangements. In August, 1998 the Company entered into an agreement (the "Agreement") with World Capital Funding, L.L.C. ("WCF") to assist the Company in its efforts to finance its operations.

In August, 1998, the Company conducted a $1,200,000 private placement of 1,200 shares of a newly created series of preferred stock, Series A Convertible Preferred Stock ("Preferred Stock"). The Preferred Stock was offered and sold in a private placement pursuant to a Regulation D exemption from registration under the Securities Act of 1933, as amended (the "Act").

In conjunction with the private placement, 9,375 shares of Common Stock are issuable to, and options exercisable for 150,000 shares of Common Stock were granted to, WCF (or its assigns). The exercise price of the options ranges from $1.50 to $5.00 per share.

The offering proceeds were to be used in connection with current working capital needs, the acquisition of a division of FLS Miljo, Inc, and future acquisitions. The holders of this Series A Convertible Preferred Stock are entitled to receive a 6% annual dividend, payable in arrears beginning July 1, 1999. The Company may pay this dividend in cash or common stock at its option. The preferred stock is convertible into Common Stock at the option of its holder. Each share of Preferred Stock is convertible into 1,000 shares of Common Stock at a price equal to a 30% discount to the average closing price of the Common Stock for the five (5) trading days immediately preceding the date of conversion. The Preferred Stock will become convertible onto Common Stock immediately upon the effective date of a registration statement relating to the shares of common Stock issuable upon conversion. The holders of the Preferred Stock have agreed that they will not, at any one time, convert into common Stock more than 15% of the total initial outstanding Preferred Stock, and will not execute any conversion within five (5) days of any prior conversion.

Under the terms of the Agreement, at the Company's option, for a period of 18 months from the effective date of the registration statement relating to the shares of Common Stock issuable pursuant to conversion of the Preferred Stock
WCF will provide up to $1,300,000 of additional financing for the Company.  The financing will consist of a private placement of shares of the Company's Common

Stock. The offering will be made pursuant to a Regulation D exemption from registration under the Act. The price at which the shares shall be issued is 70% of the average closing price of the Common Stock for the five (5) trading days immediately preceding the date on which the Company draws funds. WCF will be paid a fee of 9,750 shares of Common Stock and 12% of the funds raised in the private placement.


Pursuant to NASDAQ Marketplace Rules, a company is required to seek shareholder approval of a plan or arrangement in connection with a transaction, other than a public offering, involving the sales or issuance by a company of common stock (or securities convertible into common stock) equal to 20% or more of the common stock outstanding before the issuance for less than the greater of book or market value of the stock. Depending upon the trading price of the Company's Common Stock at the time of the conversion of the Preferred Stock, the number of shares of Common Stock to be issued may be in excess of 20% of the then issued and outstanding shares of Common Stock. The Company is therefore seeking shareholder approval of the issuance of the Common Stock to be issued upon conversion of the Preferred Stock, 19,125 shares of Common Stock to be issued as a fee to the placement agent, 150,000 shares of Common Stock to be issued upon exercise of the options issued in connection with the plcement of the Preferred Stock and any shares of Common Stock issued pursuant to the $1,300,000 additional private placement which the may make.




YOUR VOTE IS VERY IMPORTANT. IT IS REQUESTED THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE RETURN ENVELOPE PROVIDED. SHARES CANNOT BE VOTED AT THE MEETING UNLESS THE OWNER IS PRESENT TO VOTE OR IS REPRESENTED BY PROXY.



            (The balance of this page is intentionally left blank)

VOTING AT SPECIAL SHAREHOLDERS MEETING

1. Record Date. The Board of Directors MPM has fixed the close of business on December 21, 1998, as the record date for the purpose of determining shareholders of MPM entitled to notice of and to vote at the Special Shareholders Meeting. At the close of business on that date, MPM had 2,137,428 shares of Common Stock outstanding. A majority of such shares will constitute a quorum for the transaction of business at the Special Shareholders Meeting. Proxies which are submitted but are not voted FOR or AGAINST (because of abstention, broker non-votes, or otherwise) will be treated as present for all matters considered at the meeting.


2. Solicitation of Proxies. The accompanying Proxies are solicited on behalf of the Board of Directors of MPM, and the cost of solicitation will be borne by the Company. Following the original mailing of the Proxies and soliciting materials, directors, officers and employees of MPM may solicit proxies by mail, telephone, telegraph, or personal interviews. MPM may request brokers, custodians, nominees, and other record holders to forward copies of the respective proxies and soliciting materials to persons for whom they hold shares of MPM and to request authority for the exercise of proxies. In such cases MPM will reimburse such holders for their reasonable expenses. In addition, the Company has retained W.S. Doring & Co., Inc. to assist in the solicitation of proxies from all shareholders for a fee estimated at $3,500 plus reimbursement of reasonable out-of-pocket expenses.

3. Revocation of Proxy. Any proxy delivered in the accompanying form may be revoked by the person executing the proxy by giving written notice to that effect received by the Secretary of MPM at any time before the authority thereby granted is exercised, by execution of a proxy bearing a later date presented at the meeting, or by attendance of such person at the Special Shareholders Meeting.

4.   How Proxies will be Voted.

     Proxies received by the MPM Board of Directors in the accompanying form will be voted at the Special Shareholders Meeting as specified therein by the person giving the proxy. If no specification is made with respect to the matters to be voted upon at the meeting, the shares represented by such proxy will be voted, FOR the issuance of shares of Common Stock.

     All shares represented by valid proxy will be voted at the descretion of the proxy holders on any other matters that may properly come before the respective Special Shareholders Meeting. However, the Board of Directors does not know of any matters to be considered at the meeting other than those specified in the Notice of Meeting.

5. Voting Power. Shareholders of the Common Stock of MPM are entitled to one vote for each share held.

6.   Principal Shareholders

     MPM. There are 688 shareholders of record and the Company estimates that there are approximately 2,300 beneficial shareholders. The following table sets forth the identity of the beneficial owners of more than five percent (5%) of the outstanding shares of MPM Common Stock as of the date hereof:

                                   Common
                                   Stock          Percentage of
     Shareholder                   Owned          Outstanding
     -------------                 -------        -------------

     Richard E. Appleby (1)        193,155        9.04
     Daniel D. Smozanek (2)        162,257        7.59
     U.S. Filter Corporation       146,667        6.86
     Myron Katz (3)                135,400        6.33
     Unitel Technologies, Inc.     133,334        6.23


     (1)  Includes 58,818 shares owned of record by Mr. Appleby's spouse
     (2)  Includes 5,615 shares owned of record by Mr. Smozanek's spouse
     (3)  Includes 10,368 shares owned of record by Mr. Katz's spouse


7.   Required Approvals.

     MPM Directors' Approval.

     On September 14, 1998 the Board of Directors approved the issuance of up to 1,200 shares of Series A Preferred Stock and the shares Common Stock to be issued in exchange for and upon for the conversion of the Series A Preferred Stock.

     MPM Shareholder Approval.

     At the Record Date the Company had 2,137,428 shares of Common Stock issued and outstanding. Approval of the matters to be considered will require the affirmative vote of a majority of the shares present at a meeting of shareholders at which a quorum (1,068,714 shares) is present in person or by proxy.

8.   Dissenters' Rights.

     None of the actions contemplated to be taken at the MPM Special Shareholder Meeting give rise to the dissenters' rights under the Washington Business Corporations Act.


9.   Transfer Agent.

     TranSecurities International, Inc., 2510 N. Pines Rd. Suite 202, Spokane, Washington, 99206 (tel. 509-927-1255) is the transfer agent and registrar for the Company.

                    MATTERS TO BE SUBMITTED TO SHAREHOLDERS

THE FOLLOWING MATTERS SHALL BE SUBMITTED TO THE MPM SHAREHOLDERS FOR CONSIDERATION AT THE SPECIAL MEETING OF SHAREHOLDERS:

I.   Approval of Issuance of Shares of Common Stock


Resolved: That the issuance of the shares of the Company's Common Stock pursuant to the Agreement with WCF including (1) Common Stock issuable pursuant to conversion of the 1,200 issued and outstanding shares of Series A Convertible Preferred Stock; (2) 150,000 shares of Common Stock underlying the options granted in connection with the private placement of the Preferred Stock; (3) 9,125 shares issued to WCF as fees and, (4) Common Stock issuable pursuant to a $1,300,000 private placement be and hereby is approved.


                      ADDITIONAL SHAREHOLDER INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports and other information with the Securities and Exchange Commission (the "Commission"). Such reports, as well as proxy statements and other information filed by the Company with the Commission, can be inspected and copied at the public reference facilities maintained by the commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, and at its Regional Offices located at 7 World Trade Center, New York, New York 10048, and at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can be obtained at prescribed rates from the Public Reference Section of the Commission, Washington, D.C. 20549, during regular business hours. The Commission maintains a Web site that contains reports, proxy and information statements and other information regarding issuers such as the Company that file electronically with the Commission at http://www.sec.gov.

This Proxy Statement incorporates by reference the Company's Annual Report on Form 10-KSB for the year ended December 31, 1997, its Quarterly Reports on Form 10-QSB for the quarters ended March 31, 1998, June 30 and September 30, 1998, its Current Reports on Form 8-K dated February 25, 1998, June 12, 1998, and August 25, 1998, its definitive proxy statement dated August 27, 1998, the description of securities included in the Company's Registration Statement on Form 8-A, File No. 0-14910, and all other documents subsequently filed by the Company pursuant to Section 13(a), 13(c) or 14 of the Exchange Act prior to the January 18,1998 date of the Special Meeting of Shareholders. Statements contained in this Proxy Statement as to the contents of any contract or other document are not necessarily complete, and in each instance reference is made to the copy of such contract or document filed with the Securities and Exchange Commission, each such statement being qualified in its entirety by such reference. The Company will provide, without charge upon oral or written request of any person, a copy of any information incorporated by reference herein. Such request should be directed to the Company at 222 W. Mission Avenue, Suite 30, Spokane, Washington 99201, telephone (509) 326-3443.

Any shareholder having questions with regard to any matter contained in this Proxy Statement should feel free to contact the Company's Secretary, Robert D. Little, telephone (509) 326-3443.

                                     PROXY

                            MPM Technologies, Inc.
                          222W. Mission Ave., Ste. 30
                            Spokane, WA  99201-2347

This Proxy is Solicited on Behalf of the Board of Directors


The undersigned hereby appoints Charles A. Romberg and Robert D. Little, or each of them, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of MPM Technologies, Inc. held of record by the undersigned on December 21, 1998, at the Special Meeting of Shareholders to be held January 25, 1999, or any adjournment thereof.


1. ISSUANCE OF SHARES IN EXCHANGE FOR AND UPON CONVERSION OF SHARES OF THE COMPANY'S OUTSTANDING SERIES A CONVERTIBLE PREFERRED STOCK.

     FOR___    AGAINST___     ABSTAIN___

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposal 1.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED:______________

PLEASE MARK, SIGN, DATE
AND RETURN THE PROXY
CARD PROMPTLY USING
THE ENCLOSED ENVELOPE.

                                   __________________________
                                   Signature


                                   __________________________

                                   Signature if held jointly